SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 March 17, 2005
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)


                               ASB HOLDING COMPANY
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


        United States                   0-31789               56-2317250
----------------------------          ----------             -------------
(State or other jurisdiction          (File No.)             (IRS Employer
     of incorporation)                                    Identification Number)

  365 Broad Street, Bloomfield, New Jersey                     07003
  ----------------------------------------                     -----
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (974) 748-3600
                                                      --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act
|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
          -------------------------------------------------------------------
          Year
          ----

         Effective  March 17,  2005,  the  Registrant  adopted an  amendment  to
Article III Section 15 of its bylaws. Section 15 was amended as follows (added text is underlined and [[deleted text is in brackets]]):

          Section 15. Eligibility Requirement. A person is not eligible to serve as director or to nominate a person to serve as a director if he or she: (1) is
            ----------------------------------------------
under indictment for, or has ever been convicted of, a criminal offense involving dishonesty or breach of trust and the penalty for such offense could be imprisonment for more than one year; or (2) is a person against whom a banking agency has [[, within the past ten years,]] issued a cease and desist order for conduct involving dishonesty or breach of trust and that order is final and not subject to appeal; or (3) has been found either by a regulatory agency whose decision is final and not subject to appeal or by a court to have
(i) breached a fiduciary duty involving personal profit or (ii) committed a willful violation of any law, rule or regulation governing banking, securities, commodities or insurance, or any final cease and desist order issued by a banking, securities, commodities or insurance regulatory agency


Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------


     Exhibit
     Number                Description
     ------                -----------

      3(ii)   Bylaws of ASB Holding Company

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                  ASB HOLDING COMPANY



Date: April 15, 2005              By:     /s/Richard M. Bzdek
                                          --------------------------------------
                                          Richard M. Bzdek
                                          Executive Vice President and Corporate
                                          Secretary